                                                                   EXHIBIT 10.27









                                                                     EXHIBIT A-5

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL AMOUNT SET FORTH BELOW.

THE RIGHTS OF HOLDERS OF THE CLASS E CERTIFICATES TO RECEIVE DISTRIBUTIONS OF PRINCIPAL AND INTEREST IN RESPECT OF THE MORTGAGE LOANS WILL BE SUBORDINATED TO THE RIGHTS OF THE CLASS A, CLASS B, CLASS C, CLASS D, CLASS I-1, CLASS I-2, CLASS R AND CLASS LR CERTIFICATES TO RECEIVE DISTRIBUTIONS OF INTEREST AND THE RIGHTS OF HOLDERS OF THE CLASS A, CLASS B, CLASS C, CLASS D, CLASS R AND CLASS LR CERTIFICATES TO RECEIVE DISTRIBUTIONS OF PRINCIPAL.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PROMULGATED UNDER THE 1933 ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE 1933 ACT (IF AVAILABLE) OR (3) TO AN ACCREDITED INVESTOR AS DEFINED IN REGULATION D UNDER THE 1933 ACT IN A TRANSACTION EXCEPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN EXCEPT AS PROVIDED IN SECTION 5.03(b) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

               LTC COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                            SERIES 1993-1, CLASS E

                    evidencing a nonassessable, fully paid
                      percentage interest in a trust fund
              which includes a pool of commercial mortgage loans

Pass-Through Rate:  9.78%               No. R-

Initial Certificate Principal           First Distribution Date:
Amount: $                               August 28, 1993

Original Class E Aggregate              Final Scheduled
Certificate Principal Amount:           Distribution Date: November 28, 2012
$26,382,110.83

                                        Cut-Off Date: July 20, 1993

          This certifies that ____________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the Original Class E Aggregate Certificate Principal Amount, each as noted on the face hereof) in the Trust Fund, including the distributions to be made with respect to the Class E Certificates. The Trust Fund, described more fully below, consists primarily of Mortgage Loans held in trust by the Trustee and serviced by the Master Servicer and the Special Servicer, as applicable. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Agreement and is bound thereby. Also issued under the Agreement are Class A, Class B, Class C, Class D, Class I-1 Class I-2, Class R and Class LR Certificates (together with the Class E Certificates, the "Certificates") (the Holders of Certificates issued under the Agreement are collectively referred to herein as "Certificateholders").

          This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of July 20, 1993 (the "Agreement") among LTC REMIC Corporation, as Depositor, Bankers Trust Company, as Master Servicer, LTC Properties, Inc., as Special Servicer, and Union Bank, as Trustee. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Agreement.

          THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR A DEPOSIT OR OBLIGATION OF THE DEPOSITOR, THE ORIGINATOR, THE MASTER SERVICER, THE SPECIAL SERVICER OR THE TRUSTEE, OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY PRIVATE ENTITY.

          This Certificate represents a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a) (1) and 860D of the Internal Revenue Code of 1986, as amended (the "Code"). Each Holder of this Certificate, by acceptance hereof, agrees to treat, and to take no action inconsistent with the treatment of, this Certificate in accordance with the preceding sentence for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income.

          This Certificate is issued on August 4, 1993, and based on its issue price of 73.90317%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus six days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 3% CPR (as defined in the Offering Circular dated July 28, 1993 with respect to the offering of the Class A Certificates, Class B Certificates, Class R Certificates and Class LR Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 26.25983328%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 14.55%; and (iii) the amount of OID allocable to the short first accrual period (August 4, 1993 to August 28, 1993) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.06392639%.

          The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed and authenticated this Certificate in its limited capacity as Trustee under the Agreement.

          Pursuant to the terms of the Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute, on the twenty-eighth day of each month or if any such twenty-eighth day is not a Business Day, on the next succeeding Business Day (each such date, a "Distribution Date"), commencing in August 1993, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class E Certificates for such Distribution Date, all as more fully described in the Agreement. The amount of interest which accrues on this Certificate during an Interest Accrual Period will be subject to reduction with respect to any Net Aggregate Prepayment Interest Shortfall allocated to the Class E Certificates, as described in the Agreement.

          Interest will accrue on the outstanding Certificate Principal Amount of this Certificate at the Pass-Through Rate specified on the face of this Certificate. Interest will be calculated on the basis of a 360-day year of twelve 30-day months. Interest accrued on this Certificate during an Interest Accrual Period, plus the Outstanding Class Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Agreement. The "Interest Accrual Period" relating to any Distribution Date is the month beginning on the 21st day of the month preceding the month in which such Distribution Date occurs and ending on the 20th day of the month in which such Distribution Date occurs, commencing in July, 1993.

          With the exception of the final distribution in respect of this Certificate, distributions on this Certificate will be made by the Trustee, Trustee, or the Paying Agent on behalf of the Trustee, without the presentation or surrender of this Certificate or the making of any notation hereon, by check mailed by first-class mail to the address of the Holder set forth in the Certificate Register, or, provided the Holder holds Certificates the aggregate initial Certificate Principal Amount of which exceeds $5,000,000 and has provided the Trustee with wire instructions in writing at least five Business Days before the related Record Date, by wire transfer of immediately available funds to the account of such Holder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on this Certificate will be made in like manner after notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the Corporate Trust Office or such other location specified in the notice to Holders of such final distribution.

          This Certificate is one of a duly authorized issue of Certificates designated as LTC Commercial Mortgage Pass-Through Certificates, Series 1993-1 and represents a fractional undivided interest in a Trust Fund. As more fully described in and subject to the limitations of the Agreement, the Trust Fund will consist primarily of (i) such Mortgage Loans as from time to time are subject to the Agreement, together with the Mortgage Files relating thereto;
(ii) all payments due on or collections in respect of the Mortgage Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the rights of the Trustee, Master Servicer and Special Servicer under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to this Agreement and any proceeds thereof;
(vi) any Assignments of Leases, Rents and Profits; (vii) any guaranties given as additional security for any Mortgage Loans; (viii) all assets deposited in the Collection Account, the Distribution Account, the Upper-Tier Distribution Account and the REO Account including reinvestment income; and (ix) the proceeds of any of the foregoing.

          This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Agreement.

          As provided in the Agreement, withdrawals from the Collection Account may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including, among other things, reimbursement or payment to the Master Servicer, the Special Servicer or the Trustee of certain expenses incurred or certain fees earned by the Master Servicer, the Special Servicer or the Trustee, including, without limitation, certain Nonrecoverable Advances.

          This Certificate does not purport to summarize the Agreement, and reference is made to the Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register only upon surrender of this Certificate for registration of transfer at the office of the Certificate Registrar or at the office of its agent in the City of New York. The Trustee or the Certificate Registrar may require that this Certificate be duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing. Thereupon, one or more new Certificates of a like aggregate Percentage Interest in the same Class of authorized denominations will be executed and authenticated by the Trustee and delivered by the Certificate Registrar to the designated transferee or transferees.

          Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by notice to the contrary.

          As provided in the Agreement and subject to certain limitations herein set forth, this Certificate is exchangeable for other Certificates of the same Class of authorized denominations of like aggregate Percentage Interests, as requested by the Holder surrendering the same.

          No service charge will be made to a Certificateholder for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Class A, Class B, Class C, Class D, Class E, Class I-1 Class I-2, Class R and Class LR Certificates representing not less than 66-2/3% of the Voting Rights allocated to each such Class of the Certificates affected by the amendment. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificates issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates, provided that such amendment would not adversely affect in any material respect the interests of any Certificateholder.

          Each of the Master Servicer, any Holder of a Class LR Certificate and, if all the Mortgage Loans are then Specially Serviced Mortgage Loans, the Special Servicer, may at its option, upon not less than 30 days' prior notice given to the Trustee, repurchase the Mortgage Loans and thereby effect an early termination of the Trust Fund on any Distribution Date after the date on which the aggregate Certificate Principal Amount of the Certificates (other than the Class R or Class LR Certificates) is reduced to less than 10% of the initial aggregate Certificate Principal Amount of the Certificates. All, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loans, may be repurchased at a purchase price, payable in cash, equal to not less than the greater of:

          (i)  the sum of:

                    (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the Early Termination Determination Date;

                    (B) all unpaid interest accrued on such principal balance of each such Mortgage Loan at the related Mortgage Interest Rate to such Early Termination Determination Date; and

                    (C) the fair market value of all other property included in the Trust Fund as of such Early Termination Determination Date; and

          (ii) the aggregate fair market value (determined in accordance with Section 9.01(d) (ii) (B) of the Agreement) of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, as of the date of purchase.

          The obligations created by the Agreement shall terminate upon the earliest to occur of (i) the repurchase of all Mortgage Loans by the Master Servicer, any Holder of a Class LR Certificate or the Special Servicer as described above; (ii) the later of (a) the distribution to Certificateholders of final payment with respect to the last outstanding Mortgage Loan or (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last outstanding Mortgage Loan and the remittance to the Certificateholders of all funds due under the Agreement; or (iii) the sale of assets of the Trust Fund after the Certificate Principal Amounts of all the Certificates (other than the Class R and Class LR Certificates) have been reduced to zero under circumstances set forth in the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last surviving descendant of a certain individual named in the Agreement living on the date thereof.

          Unless the Certificate of Authentication on this Certificate has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                   UNION BANK, not in its individual
                                   capacity but solely as Trustee



                                   By:_____________________________________
                                               Authorized Officer


          This is one of the Class E Certificates referred to in the Agreement.


Dated:_____________________


                                   BANKERS TRUST COMPANY, as Certificate
                                   Registrar



                                   By:_____________________________________
                                              Authorized Officer

                                  ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________________
________________________________________________________________________________
________________________________________________________________________________
__________________ (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class E Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Class E Certificate of the entire Percentage Interest represented by the within Class E Certificates to the above-named Assignee(s) and to deliver such Class E Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________


Dated:________________                            ______________________________
                                                  Signature by or on behalf of
                                                  Assignor(s)


                                                  ______________________________
                                                  Taxpayer Identification Number

                           DISTRIBUTION INSTRUCTIONS

          The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:__________________________________________________________________
________________________________________________________________________________

Distributions, if be made by wire transfer in immediately available funds to ___
________________________________________________________________________________
for account of _________________________________________________________________
account number _________________________________________________________________

This information is provided by ________________________________________________
the Assignee(s) named above, or ________________________________________________
as its (their) agent.

                                             By_________________________________


                                               _________________________________
                                                [Please print or type name(s)]


                                               _________________________________
                                               Title


                                               _________________________________
                                               Taxpayer Identification Number

                                                                     EXHIBIT A-6

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PROMULGATED UNDER THE 1933 ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE 1933 ACT (IF AVAILABLE) OR (3) TO AN ACCREDITED INVESTOR AS DEFINED IN REGULATION D UNDER THE 1933 ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN.


               LTC COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                           SERIES 1993-1, CLASS I-1

                    evidencing a nonassessable, fully paid
                      percentage interest in a trust fund
              which includes a pool of commercial mortgage loans

                                        No. R

Percentage Interest evidenced           First Distribution Date:
by this Certificate:                    August 28, 1993

Initial Class I-1 Certificate           Final Scheduled
Notional Amount $88,270,000.00          Distribution Date:  November 28, 2012

                                        Cut-off Date: July 20, 1993

          This certifies that _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly Distributions to Holders of Class I-1 Certificates with respect to the Trust Fund. The Trust Fund, described more fully below, consists primarily of Mortgage Loans held in trust by the Trustee and serviced by the Master Servicer and the Special Servicer, as applicable. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Agreement (as defined below) . The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Agreement and is bound thereby. Also issued under the Agreement are Class A, Class B, Class C, Class D, Class E, Class I-2, Class R and Class LR Certificates (together with the Class I-1 Certificates, the "Certificates") (the Holders of Certificates issued under the Agreement are collectively referred to herein as "Certificateholders").

          This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of July 20, 1993 (the "Agreement") among LTC REMIC Corporation, as Depositor, Bankers Trust Company, as Master Servicer, LTC Properties, Inc., as Special Servicer, and Union Bank, as Trustee. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Agreement.

          THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR A DEPOSIT OR OBLIGATION OF THE DEPOSITOR, THE ORIGINATOR, THE MASTER SERVICER, THE SPECIAL SERVICER OR THE TRUSTEE, OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY PRIVATE ENTITY.

          This Certificate represents a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a) (1) and 860D of the Internal Revenue Code of 1986, as amended (the "Code") . Each Holder of this Certificate, by acceptance hereof, agrees to treat, and to take no action inconsistent with the treatment of, this Certificate in accordance with the preceding sentence for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income.

          The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed and authenticated this Certificate in its limited capacity as Trustee under the Agreement.

          Pursuant to the terms of the Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute, on the twenty-eighth day of each month or if any such twenty-eighth day is not a Business Day, on the next succeeding Business Day

(as defined in the Offering Circular dated July 28, 1993 with respect to the offering of the Class A Certificates, Class B Certificates, Class R Certificates and Class LR Certificates) used to price this Certificate : (i) the amount of OlD as a percentage of the initial Class I-1 Notional Amount is approximately 5.93847162%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 14.55%; and (iii) the amount of OID allocable to the short first accrual period (August 4, 1993 to August 28, 1993) as a percentage of the initial Class I-1 Notional Amount, calculated using the exact method, is approximately 0.09007530%.

          The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed and authenticated this Certificate in its limited capacity as Trustee under the Agreement.

          Pursuant to the terms of the Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute, on the twenty-eighth day of each month or if any such twenty-eighth day is not a Business Day, on the next succeeding Business Day (each such date, a "Distribution Date"), commencing in August 1993, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of interest then distributable, if any, allocable to the Class I-1 Certificates for such Distribution Date, all as more fully described in the Agreement. The Class I-1 Certificates are not entitled to receive distributions of principal. Interest will accrue on the Class I-1 Certificates during each Interest Accrual Period in an amount equal to the sum of (i) the product of 1/12 of 2.68% and the then outstanding Class A Certificate Principal Amount, (ii) the product of 1/12 of 1.98% and the then outstanding Class B Certificate Principal Amount, (iii) the product of 1/12 of 1.28% and the then outstanding Class C Certificate Principal Amount, (iv) the product of 1/12 of 0.58% and the then outstanding Class D Certificate Principal Amount and (v) the product of 1/12 of 3.06285714% and the then outstanding Class R Certificate Principal Amount. The amount of interest which accrues on this Certificate during an Interest Accrual Period will be subject to reduction with respect to any Net Aggregate Prepayment Interest Shortfall allocated to the Class I-1 Certificates, as described in the Agreement.

          Interest will be calculated on the basis of a 360-day year of twelve 30-day months. Interest accrued on this Certificate during an Interest Accrual Period, plus the Outstanding Class Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Agreement. The "Interest Accrual Period" relating to any Distribution Date is the month beginning on the 21st day of the month preceding the month in which such Distribution Date occurs and ending on the 20th day of the month in which such Distribution Date occurs, commencing in July, 1993.

          With the exception of the final distribution in respect of this Certificate, distributions on this Certificate will be made by the Trustee, or the Paying Agent on behalf of the Trustee, without the presentation or surrender of this Certificate or the making of any notation hereon, by check mailed by first-class mail to the address of the Holder set forth in the Certificate Register, or, provided the Holder holds Certificates the aggregate initial Notional Amount of which exceeds $5,000,000 and has provided the Trustee with wire instructions in writing at least five Business Days before the related Record Date, by wire transfer of immediately available funds to the account of such Holder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on this Certificate will be made in like manner after notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the Corporate Trust Office or such other location specified in the notice to Holders of such final distribution.

          This Certificate is one of a duly authorized issue of Certificates designated as LTC Commercial Mortgage Pass-Through Certificates, Series 1993-1 and represents a fractional undivided interest in a Trust Fund consisting of (i) such Mortgage Loans as from time to time are subject to the Agreement, together with the Mortgage Files relating thereto; (ii) all payments due on or collections in respect of the Mortgage Loans due after the dates specified in
Section 2.01 of the Agreement; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the rights of the Trustee, Master Servicer and Special Servicer under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to this Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits; (vii) any guaranties given as additional security for any Mortgage Loans; (viii) all assets deposited in the Collection Account, the Distribution Account, the Upper-Tier Distribution Account and the REO Account including reinvestment income; and
(ix) the proceeds of any of the foregoing.

          This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Agreement.

          As provided in the Agreement, withdrawals from the Collection Account may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including, among other things, reimbursement or payment to the Master Servicer, the Special Servicer or the Trustee of certain expenses incurred or certain fees earned by the Master Servicer, the Special Servicer or the Trustee, including, without limitation, certain Nonrecoverable Advances.

          This Certificate does not purport to summarize the Agreement, and reference is made to the Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register only upon surrender of this Certificate for registration of transfer at the office of the Certificate Registrar or at the office of its agent in the City of New York. The Trustee or the Certificate Registrar may require that this Certificate be duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing. Thereupon, one or more new Certificates of a like aggregate Percentage Interest in the same Class of authorized denominations will be executed and authenticated by the Trustee and delivered by the Certificate Registrar to the designated transferee or transferees.

          Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by notice to the contrary.

          As provided in the Agreement and subject to certain limitations herein set forth, this Certificate is exchangeable for other Certificates of the same Class of authorized denominations of like aggregate Percentage Interests, as requested by the Holder surrendering the same.

          No service charge will be made to a Certificateholder for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Class A, Class B, Class C, Class D, Class E, Class I-1 Class I-2, Class R and

Class LR Certificates representing not less than 66-2/3% of the Voting Rights allocated to each such Class of the Certificates affected by the amendment. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificates issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates, provided that such amendment would not adversely affect in any material respect the interests of any Certificateholder.

          Each of the Master Servicer, any Holder of a Class LR Certificate and, if all the Mortgage Loans are then Specially Serviced Mortgage Loans, the Special Servicer, may at its option, upon not less than 30 days' prior notice given to the Trustee, repurchase the Mortgage Loans and thereby effect an early termination of the Trust Fund on any Distribution Date after the date on which the aggregate Certificate Principal Amount of the Certificates (other than the Class R or Class LR Certificates) is reduced to less than 10% of the initial aggregate Certificate Principal Amount of the Certificates. All, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loans, may be repurchased at a purchase price, payable in cash, equal to not less than the greater of:

          (i)  the sum of:

                    (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the Early Termination Determination Date;

                    (B) all unpaid interest accrued on such principal balance of each such Mortgage Loan at the related Mortgage Interest Rate to such Early Termination Determination Date; and

                    (C) the fair market value of all other property included in the Trust Fund as of such Early Termination Determination Date; and

          (ii) the aggregate fair market value (determined in accordance with Section 9.01(d)(ii)(B) of the Agreement) of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, as of the date of purchase.

          The obligations created by the Agreement shall terminate upon the earliest to occur of (i) the repurchase of all Mortgage Loans by the Master Servicer, any Holder of a Class LR Certificate or the Special Servicer as described above; (ii) the later of (a) the distribution to Certificateholders of final payment with respect to the last outstanding Mortgage Loan or (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last outstanding Mortgage Loan and the remittance to the Certificateholders of all funds due under the Agreement; or
(iii) the sale of assets of the Trust Fund after the Certificate Principal Amounts of all the Certificates (other than the Class R and Class LR Certificates) have been reduced to zero under circumstances set forth in the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last surviving descendant of a certain individual named in the Agreement living on the date thereof.

          Unless the Certificate of Authentication on this Certificate has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                              UNION BANK, not in its individual
                              capacity but solely as Trustee



                              By:_____________________________________
                                      Authorized Officer

          This is one of the Class I-1 Certificates referred to in the Agreement.

Dated:___________________________

                              BANKERS TRUST COMPANY, as Certificate
                              Registrar


                              By:_____________________________________
                                      Authorized Officer

                                  ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________ (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class I-1 Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Class I-1 Certificate of the entire Percentage Interest represented by the within Class I-1 Certificates to the above-named Assignee(s) and to deliver such Class I-1 Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________

Date:____________________                    ___________________________________
                                             Signature by or on behalf of
                                             Assignor (s)


                                             ___________________________________
                                             Taxpayer Identification Number

                           DISTRIBUTION INSTRUCTIONS

          The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:__________________________________________________________________
________________________________________________________________________________

Distributions,  if be made by wire transfer in available funds to ______________
________________________________________________________________________________
for the account of _____________________________________________________________
account number _________________________________________________________________

This information is provided by ________________________________________________
the Assignee(s) named above, or ________________________________________________
as its (their) agent.

                                   By___________________________________________


                                     ___________________________________________
                                       [Please print or type name(s)]

                                     ___________________________________________
                                     Title

                                     ___________________________________________
                                     Taxpayer Indentification Number

                                                                     EXHIBIT A-7

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PROMULGATED UNDER THE 1933 ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPT FROM REGISTRATION
PROVIDED BY RULE 144 UNDER THE 1933 ACT (IF AVAILABLE) OR (3) TO AN ACCREDITED INVESTOR AS DEFINED IN REGULATION D UNDER THE 1933 ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN.


               LTC COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                           SERIES 1993-1, CLASS 1-2

                    evidencing a nonassessable, fully paid
                      percentage interest in a trust fund
              which includes a pool of commercial mortgage loans

                                        No. R-

Percentage Interest evidenced           First Distribution Date:
by this Certificate:                    August 28, 1993

Initial Class 1-2 Certificate           Final Scheduled
Notional Amount $114,702,110.83         Distribution Date:  November 28, 2012

                                        Cut-Off Date: July 20, 1993

          This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly Distributions to Holders of Class 1-2 Certificates with respect to the Trust Fund. The Trust Fund, described more fully below, consists primarily of Mortgage Loans held in trust by the Trustee and serviced by the Master Servicer and the Special Servicer, as applicable. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Agreement and is bound thereby. Also issued under the Agreement are Class A, Class B, Class C, Class D, Class E, Class I-1, Class R and Class LR Certificates (together with the Class 1-2 Certificates, the "Certificates") (the Holders of Certificates issued under the Agreement are collectively referred to herein as "Certificateholders").

          This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of July 20, 1993 (the "Agreement") among LTC REMIC Corporation, as Depositor, Bankers Trust Company, as Master Servicer, LTC Properties, Inc., as Special Servicer, and Union Bank, as Trustee. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Agreement.

          THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR A DEPOSIT OR OBLIGATION OF THE DEPOSITOR, THE ORIGINATOR, THE MASTER SERVICER, THE SPECIAL SERVICER OR THE TRUSTEE, OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY PRIVATE ENTITY.

          This Certificate represents a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of 1986, as amended (the "Code"). Each Holder of this Certificate, by acceptance hereof, agrees to treat, and to take no action inconsistent with the treatment of, this Certificate in accordance with the preceding sentence for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income.

          The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed and authenticated this Certificate in its limited capacity as Trustee under the Agreement.

          Pursuant to the terms of the Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute, on the twenty-eighth day of each month or if any such twenty-eighth day is not a Business Day, on the next succeeding Business Day

Class LR Certificates) used to price this Certificate and (b) that the interest rate at which distributions of interest on this Certificate actually will be made will be determined as though the pass-through rate on this Certificate applicable to the first Distribution Date will not change thereafter: (i) the amount of OID as a percentage of the initial Class 1-2 Notional Amount is approximately 5.25227465%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 14.55%; and (iii) the amount of OID allocable to the short first accrual period (August 4, 1993 to August 28, 1993) as a percentage of the initial Class 1-2 Notional Amount, calculated using the exact method, is approximately 0.06577873%.

          The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed and authenticated this Certificate in its limited capacity as Trustee under the Agreement.

          Pursuant to the terms of the Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute, on the twenty-eighth day of each month or if any such twenty-eighth day is not a Business Day, on the next succeeding Business Day (each such date, a "Distribution Date"), commencing in August 1993, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of interest then distributable, if any, allocable to the Class 1-2 Certificates for such Distribution Date, all as more fully described in the Agreement. The Class 1-2 Certificates are not entitled to receive distributions of principal. Interest will accrue on the Class 1-2 Certificates during each Interest Accrual Period in an amount equal to the aggregate of (a) 1/12 of the excess of the weighted average of the Mortgage Interest Rates (net of the related Servicing Fees) of all Mortgage Loans with net Mortgage Interest Rates greater than 9.78% per annum over 9.78% (the "Class 1-2 Rate") multiplied by the principal balance of such Mortgage Loans as of the related Determination Date. The amount of interest which accrues on this Certificate during an Interest Accrual Period will be subject to reduction with respect to any Net Aggregate Prepayment Interest Shortfall allocated to the Class 1-2 Certificates, as described in the Agreement.

          Interest will be calculated on the basis of a 360-day year of twelve 30-day months. Interest accrued on this Certificate during an Interest Accrual Period, plus the Outstanding Class Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Agreement. The "Interest Accrual Period" relating to any Distribution Date is the month beginning on the 21st day of the month preceding the month in which such Distribution Date occurs and ending on the 20th day of the month in which such Distribution Date occurs, commencing in July, 1993.

          With the exception of the final distribution in respect of this Certificate, distributions on this Certificate will be made by the Trustee, or the Paying Agent on behalf of the Trustee, without the presentation or surrender of this Certificate or the making of any notation hereon, by check mailed by first-class mail to the address of the Holder set forth in the Certificate Register, or, provided the Holder holds Certificates the aggregate initial Notional Amount of which exceeds $5,000,000 and has provided the Trustee with wire instructions in writing at least five Business Days before the related Record Date, by wire transfer of immediately available funds to the account of such Holder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on this Certificate will be made in like manner after notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the Corporate Trust Office or such other location specified in the notice to Holders of such final distribution.

          This Certificate is one of a duly authorized issue of Certificates designated as LTC Commercial Mortgage Pass-Through Certificates, Series 1993-1 and represents a fractional undivided interest in a Trust Fund consisting of (i) such Mortgage Loans as from time to time are subject to the Agreement, together with the Mortgage Files relating thereto; (ii) all payments due on or collections in respect of the Mortgage Loans due after the dates specified in
Section 2.01 of the Agreement; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the rights of the Trustee, Master Servicer and Special Servicer under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to this Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits; (vii) any guaranties given as additional security for any Mortgage Loans; (viii) all assets deposited in the Collection Account, the Distribution Account, the Upper-Tier Distribution Account and the REO Account including reinvestment income; and
(ix) the proceeds of any of the foregoing.

          This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Agreement.

          As provided in the Agreement, withdrawals from the Collection Account may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including, among other things, reimbursement or payment to the Master Servicer, the Special Servicer or the Trustee of certain expenses incurred or certain fees earned by the Master Servicer, the Special Servicer or the

Trustee, including, without limitation, certain Nonrecoverable Advances.

          This Certificate does not purport to summarize the Agreement, and reference is made to the Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register only upon surrender of this Certificate for registration of transfer at the office of the Certificate Registrar or at the office of its agent in the City of New York. The Trustee or the Certificate Registrar may require that this Certificate be duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing. Thereupon, one or more new Certificates of a like aggregate Percentage Interest in the same Class of authorized denominations will be executed and authenticated by the Trustee and delivered by the Certificate Registrar to the designated transferee or transferees.

          Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by notice to the contrary.

          As provided in the Agreement and subject to certain limitations herein set forth, this Certificate is exchangeable for other Certificates of the same Class of authorized denominations of like aggregate Percentage Interests, as requested by the Holder surrendering the same.

          No service charge will be made to a Certificateholder for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Class A, Class B, Class C, Class D, Class E, Class I-1, Class 1-2, Class R and Class LR Certificates representing not less than 66-2/3% of the

Voting Rights allocated to each such Class of the Certificates affected by the amendment. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificates issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates, provided that such amendment would not adversely affect in any material respect the interests of any Certificateholder.

          Each of the Master Servicer, any Holder of a Class LR Certificate and, if all the Mortgage Loans are then Specially Serviced Mortgage Loans, the Special Servicer, may at its option, upon not less than 30 days' prior notice given to the Trustee, repurchase the Mortgage Loans and thereby effect an early termination of the Trust Fund on any Distribution Date after the date on which the aggregate Certificate Principal Amount of the Certificates (other than the Class R or Class LR Certificates) is reduced to less than 10% of the initial aggregate Certificate Principal Amount of the Certificates. All, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loans, may be repurchased at a purchase price, payable in cash, equal to not less than the greater of:

          (i)  the sum of:

                    (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the Early Termination Determination Date;

                    (B) all unpaid interest accrued on such principal balance of each such Mortgage Loan at the related Mortgage Interest Rate to such Early Termination Determination Date; and

                    (C) the fair market value of all other property included in the Trust Fund as of such Early Termination Determination Date; and

          (ii) the aggregate fair market value (determined in accordance with Section 9.01(d)(ii)(B) of the Agreement) of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, as of the date of purchase.

          The obligations created by the Agreement shall terminate upon the earliest to occur of (i) the repurchase of all Mortgage Loans by the Master Servicer, any Holder of a Class LR Certificate or the Special Servicer as described above; (ii) the later of (a) the distribution to Certificateholders of final payment with respect to the last outstanding Mortgage Loan or (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last outstanding Mortgage Loan and the remittance to the Certificateholders of all funds due under the Agreement; or
(iii) the sale of assets of the Trust Fund after the Certificate Principal Amounts of all the Certificates (other than the Class R and Class LR Certificates) have been reduced to zero under circumstances set forth in the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last surviving descendant of a certain individual named in the Agreement living on the date thereof.

          Unless the Certificate of Authentication on this Certificate has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                        UNION BANK, not in its individual
                                        capacity but solely as Trustee



                                        By:_____________________________________
                                                Authorized Officer

          This is one of the Class 1-2 Certificates referred to in the Agreement.

Dated:_________________________________

                                        BANKERS TRUST COMPANY, as Certificate
                                        Registrar

                                        By:_____________________________________
                                                Authorized Officer

                                  ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________ (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class 1-2 Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Class 1-2 Certificate of the entire Percentage Interest represented by the within Class 1-2 Certificates to the above-named Assignee(s) and to deliver such Class 1-2 Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________

Date:____________________                    ___________________________________
                                             Signature by or on behalf of
                                             Assignor (s)


                                             ___________________________________
                                             Taxpayer Identification Number

                           DISTRIBUTION INSTRUCTIONS

          The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:__________________________________________________________________
________________________________________________________________________________

Distributions,  if be made by wire transfer in available funds to ______________
________________________________________________________________________________
for the account of _____________________________________________________________
account number _________________________________________________________________

This information is provided by ________________________________________________
the Assignee(s) named above, or ________________________________________________
as its (their) agent.

                                   By___________________________________________


                                     ___________________________________________
                                       [Please print or type name(s)]

                                     ___________________________________________
                                     Title

                                     ___________________________________________
                                     Taxpayer Indentification Number